UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

73 Tremont Sreet

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Cleary, Gottlieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 through June 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

CONTENTS

Objectives	1
Management	1
Forward-Looking Statements	2
Market Information	2
Highlights	3
Chairman’s Statement	4
Investment Advisers’ Report	5
Top Ten Holdings	8
Investment Portfolio	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Results of the Annual Stockholders’ Meeting	20
Other Information	20
Fund Management	21
Dividend Reinvestment and Cash Purchase Plan	23
Directors and Administration	24

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, A-Shares which are listed in China have become available for acquisition by institutional investors including the Fund. Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio. JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of JPMorgan Asset Management (‘JPMAM’), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.2 trillion as of June 30, 2008.

The day-to-day management of the Fund’s portfolio is handled by JPMAM’s Greater China investment team based in Hong Kong and led by Howard Wang.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively effect the results, performance or achievements of Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

•	The Wall Street Journal (daily online at www.WSJ.com/Free)

The estimated net asset value is published in

•	The Wall Street Journal under “Closed-End Funds” (every Saturday)

•	www.jfchinaregion.com

2   JF CHINA REGION FUND, INC.        JUNE 30, 2008

HIGHLIGHTS

	JUNE 30, 2008 US$ (Unaudited)		DECEMBER 31, 2007 US$ (Audited)
Net Assets	$104.6	million	$138.6	million
Net Asset Value Per Share	$22.82		$30.24

Market Data
Share Price on the New York Stock Exchange	$19.85		$25.47
Discount to Net Asset Value	13.0%		15.8%

Total Return for the Six Months Ended June 30, 2008 (Unaudited)
Net Asset Value			–24.5%
Share Price			–22.1%

JFC Benchmark Index*			–19.4%
MSCI Hong Kong Index (Total)			–22.1%
MSCI China Index (Total)			–26.3%
MSCI Taiwan Index (Total)			–5.8%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark: MSCI Golden Dragon Index (Total). The MSCI Golden Dragon Index is comprised of 24.1% of the MSCI Hong Kong Index, 42.7% of the MSCI China Index and 33.2% of the MSCI Taiwan Index.
Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC;
Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index;
Prior to January 1997, Peregrine Greater China Index

**	Commencement of operations Source: JPMorgan Asset Management

JUNE 30, 2008        JF CHINA REGION FUND, INC.   3

CHAIRMAN’S STATEMENT
JUNE 30, 2008

Dear Fellow Stockholder,

The global economic slowdown proved particularly challenging for the Greater China Region in the six months to June 30, 2008. It is disappointing to report that the Fund’s net asset value (‘NAV’) return was –24.5%, which, when compared to the return of –19.4% from the Fund’s benchmark, the MSCI Golden Dragon Index (total), reveals an underperformance of 5.1%. The Fund’s share price return of –22.1% was moderately better, reflecting a narrowing of the discount from 15.8% to 13.0%.

The majority of the Fund’s underperformance against our benchmark was suffered in the first quarter of the year. The underperformance was primarily attributable to the portfolio’s overweight position in China growth companies, which corrected sharply following strong relative performance last year; an underweight position in Hong Kong utilities, which performed well despite expensive valuations; and an underweight position in Taiwan non technology companies, which performed strongly in response to the change of government. The Investment Advisers’ moved to address these issues over the course of the first quarter, resulting in improved relative performance for the remainder of the period.

The China A-Share market was a further casualty of the sell off. I am pleased to report that the Fund did benefit from the Investment Advisers’ decision to eliminate our exposure to this market at the start of the financial year and reinvest towards the end of the period, when valuations looked significantly cheaper.

For the short term at least, economic conditions will remain challenging for Greater China equity markets with tightening credit, slowing growth and commodity price inflation continuing to weigh heavily on investor sentiment. Despite these difficulties, your Board remains confident in the long term potential of the Greater China Region and in the Investment Advisers’ ability to deliver outperformance.

Respectfully submitted

The Rt. Hon. The Earl of Cromer
Chairman

August 28, 2008

For more information refer to the website www.jfchinaregion.com

4   JF CHINA REGION FUND, INC.        JUNE 30, 2008

INVESTMENT ADVISERS’ REPORT

During the first half of 2008, oil prices broke successive new highs, igniting fresh fears of global stagflation, which in turn, caused a sharp sell-off in equity markets across the world. The Greater China markets were no exception. In the six months to June 30, 2008, The MSCI Golden Dragon Index was down 19.4%, the MSCI China Index was down 26.3%, the MSCI Hong Kong Index was down 22.1% and the MSCI Taiwan Index was down 5.8% (in USD terms).

The Fund underperformed its benchmark in the first half of 2008, principally due to its stock selection in Hong Kong and Taiwan, while an overweight position in China also detracted slightly.

Review

China

Chinese equities were sold off in the first half of 2008 driven by profit-taking and lingering concerns over US sub-prime issues as well as China’s rising inflation and domestic tightening. A record snowstorm and a devastating earthquake damaged crops and caused infrastructure bottlenecks. The MSCI China Index fell 26.3% while domestic A-Shares also corrected sharply, with the CSI 300 Index losing almost half of its value over the period. China’s inflationary pressure was a lingering concern with a high February Consumer Price Index (‘CPI’) reading of 8.7%. Although economic data showed some signs of weakness over the first half of the year, growth still looks sustainable albeit at a slightly lower level.

Although the China Securities Regulatory Commission has approved a few new equity-focused funds year to date, the expected glut of non-tradable shares, post their lock-up periods, and potential new share placements/IPO’s continues to weigh on sentiment. The market anticipates ongoing acceleration of Renminbi revaluation which, alongside the Reserve Requirements Ratio hikes, will affect the A-Share market going forward.

Chinese equities continued to consolidate in the second quarter and rebounded mildly in April with investors looking for easing CPI numbers. May CPI fell to 7.7% from its recent peak. However, the Producer Price Index remained high mainly driven by higher prices of fuel, coal and steel.

Hong Kong

Hong Kong stock market volatility increased sharply in the first quarter of the year, but eased slightly going into the summer months. In the first quarter, the traditional Chinese New Year rally proved to be short-lived despite the Financial Secretary’s expansionary budget on the back of a HK$ 116bn fiscal surplus for the financial year 2007/2008. Risk aversion prevailed on continued global credit market turmoil. Inflationary worries in China dampened investor sentiment further as the Chinese government kept to their monetary tightening stance. The local property market remained robust as real estate prices continued to edge up before a mild correction took place towards the end of the first quarter. Rising inflation, however, brought negative real interest rates into sharper focus.

At the end of March, Hong Kong experienced a small rebound as investors were cheered, initially by the strong first quarter earnings results from Chinese banks and insurance companies, as well as an improving sentiment over the US credit market. However, the strong performance proved unsustainable on the back of rising stagflation risks on the global economy. Hong Kong economic growth remained resilient despite the slowing US economy and the cooling-off of China’s growth. Although property launches were receiving strong take-ups at high prices, property stocks encountered a heavy sell-off as investors took a more moderate view towards the real estate market.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   5

INVESTMENT ADVISERS’ REPORT (continued)

Taiwan

Despite a synchronized downturn in the major industrialized economies, Taiwan’s stock market and currency have both significantly outperformed their regional peers with the MSCI Taiwan Index gaining over 10% in the first quarter of 2008. Reasons for this were politically driven with the Kuomintang (‘KMT’) winning the legislature elections in February when it gained control of 75% of the seats. Ma Ying-Jeou won the presidential election by a landslide against the Democratic Progressive Party (‘DPP’) candidate, Frank Hsieh. Taiwan hoped to benefit from closer ties to the Mainland by re-opening cross-strait talks, and implementing measures to boost domestic economy.

In the second quarter, however, the Taiwanese stock market fell sharply as oil prices broke new highs and investors began to worry about the economy entering ‘stagflation’. The government cut energy subsidies, which helped to further spur inflation. The central bank took quick measures to dampen inflation pressures and a tighter monetary policy may slow the economy somewhat. Exports were up 14% year on year (‘YoY’) in April and 20.5% YoY in May. Exports of electronics and the demands from China were the key drivers of the exports. However, we expect the exports to slow down along with the global demands.

Outlook

China

Economic conditions remain challenging globally given the combination of tight credit, financial system de-leveraging, slowing growth and commodity price inflation. As a result, absolute equity performance may be linked to external factors besides the domestic economy and corporate earnings. China, nonetheless, is well positioned to deal with the price pressure of oil and grains given its strong fiscal position and limited dependence on imported oil/grains. We expect easing CPI pressures in China as food prices normalize and see inflation trending towards 5% in the fourth quarter of 2008, even as non-food prices move gradually higher.

In China, select stocks now offer superior growth prospects relative to the rest of the market and reasonable valuations after the sharp de-rating. China should prove more resilient supported by its domestic-driven growth. Chinese equities will remain volatile. Banks, domestic consumption counters and retailers are expected to remain in line with expectations, but we forsee that some industrials will start to see downgrades.

Domestic consumption counters including retailers, department stores and properties, selective industrials (such as equipment makers, machinery) and infrastructure remain our preferred sectors.

Hong Kong

Risk aversion will be the key tone ahead and investors are likely to opt for holding a more liquid portfolio. The Hang Seng Index is still above its year-low but the outlook is not encouraging. As a result, the Hong Kong stock market is likely to stay weaker for longer until there are signs of better prospects in the global economy.

Sentiment towards the real estate market swings to the negative side. Property stock prices could overshoot on the downside before investors realize that supportive factors, such as restrictive land supply, rising inflation, a robust job market and negative interest rates, remain intact.

There is a high likelihood that the economic environment in the second half will get tougher as the global economy could become weaker while prices are still rising. A moderation in the Hong Kong economic growth becomes a consensus.

6   JF CHINA REGION FUND, INC.        JUNE 30, 2008

Taiwan

Taiwanese equities will be operating against the challenging global economic conditions. As a result, absolute share price performance may be more linked to world financial markets than to the domestic economy or corporate earnings.

The valuations of Taiwan’s leading technology names are low although their earnings expectations are muted. The government has also lent some support to the market.

Overall valuations in the three markets of Greater China look good relative to their underlying fundamentals and we look for double digit returns of 20% to 25% from the current levels, although a sustained recovery may not be apparent until later in 2008.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   7

TOP TEN HOLDINGS
AT JUNE 30, 2008 (Unaudited)

% OF NET ASSETS
China Mobile Ltd. China Mobile, Limited through its subsidiaries, provides cellular telecommunications services in the People’s Republic of China and Hong Kong SAR.	7.9

Taiwan Semiconductor Manufacturing Co., Ltd. (’TSMC’) TSMC manufactures and markets integrated circuits. The Company provides the following services; wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.	5.6

China Construction Bank Corp. ‘H’ China Construction Bank Corporation provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.	5.4

Cheung Kong Holdings, Ltd. Cheung Kong Holdings, Limited, through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels and invests in securities.	4.2

CNOOC, Ltd. CNOOC, Limited, through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.	3.6

China Petroleum & Chemical Corp. ‘H’ China Petroleum and Chemical Corporation (’Sinopec’) explores for and produces crude oil and natural gas in China. The Company also owns refineries that make petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins, and chemical fertilizers. In addition, Sinopec trades petrochemical products.	3.2

Hon Hai Precision Industry Co., Ltd. Hon Hai Precision Industry Co., Limited manufactures and markets personal computer (’PC’) connectors and cable assemblies used in desktop PCs and PC servers.	3.1

China Life Insurance Co., Ltd. ‘H’ China Life Insurance Company, Limited offers a wide range of life, accident and health insurance products and services.	3.1

China Merchants Bank Co., Ltd. ‘H’ China Merchants Bank Co., Limited provides a wide range of commercial banking services including deposit, loan, bill discount, government bonds underwriting and trading, interbank lending, letter of credit, bank guarantee, and other related services.	3.0

Chinatrust Financial Holding Co., Ltd. Chinatrust Financial Holding Co., Limited is a holding company. Through its subsidiaries, the Company provides a variety of banking and financial services including deposit, loan, guarantee, International banking, trust banking, credit card, investment banking, safety deposit box, and internet banking services.	2.9

8   JF CHINA REGION FUND, INC.        JUNE 30, 2008

INVESTMENT PORTFOLIO
AT JUNE 30, 2008 (Unaudited)

DESCRIPTION	Holdings (in shares)	Market Value (in US$)
COMMON STOCKS — (unless otherwise noted)
CHINA (29.7%)
Beverages (0.6%)
Yantai Changyu Pioneer Wine Co. ‘B’	104,623	657,479
Commercial Banks — (8.4%)
China Construction Bank Corp. ‘H’	6,950,000	5,597,615
China Merchants Bank Co., Ltd. ‘H’	1,007,000	3,164,128
		8,761,743
Construction & Engineering (0.7%)
China Railway Construction Corp. ‘H’ (a)	551,000	777,325
Construction Materials (1.3%)
Asia Cement China Holdings Corp. (a)	970,000	625,746
China National Building Material Co., Ltd. ‘H’	382,000	734,875
		1,360,621
Health Care Equipment & Supplies (0.0%)
Health Asia Medicentres (a) † †	1,000,000	—
Hotels, Restaurants & Leisure (0.7%)
Ajisen China Holdings, Ltd.	189,000	188,340
Ctrip.com International, Ltd. ADR	12,167	557,005
		745,345
Insurance (3.1%)
China Life Insurance Co., Ltd. ‘H’	914,000	3,200,128
Internet Software & Services (1.5%)
Tencent Holdings, Ltd.	194,800	1,506,485
Marine (1.9%)
China Shipping Container Lines, Co., Ltd. ‘H’	2,388,000	934,098
China COSCO Holdings, Co., Ltd. ‘H’	421,300	1,028,767
		1,962,865
Metals & Mining (0.6%)
Zijin Mining Group Co., Ltd. (a)	790,000	671,737
Multiline Retail (1.1%)
Parkson Retail Group, Ltd.	150,000	1,094,616
Oil, Gas & Consumable Fuels (5.7%)
China Petroleum & Chemical Corp. ‘H’	3,624,000	3,392,888
China Shenhua Energy Co., Ltd. ‘H’	655,000	2,570,522
		5,963,410
Real Estate Management & Development (2.9%)
China Vanke Co., Ltd. ‘B’	1,833,360	2,339,534
Guangzhou R&F Properties Co., Ltd. ‘H’	395,200	736,953
		3,076,487
Software (0.5%)
Perfect World Co., Ltd. ADR (a)	21,038	525,740
Specialty Retail (0.7%)
Belle International Holdings, Ltd.	857,000	771,572
TOTAL CHINA		31,075,553
HONG KONG (37.3%)
Airlines (0.8%)
Cathay Pacific Airways, Ltd.	413,000	787,095
Commercial Banks (3.9%)
BOC Hong Kong Holdings, Ltd.	220,500	583,966
Dah Sing Financial Holdings, Ltd.	79,600	642,129
Hang Seng Bank, Ltd.	136,800	2,886,095
		4,112,190
Diversified Financial Services (1.2%)
Hong Kong Exchanges & Clearing, Ltd.	89,300	1,305,614
Diversified Telecommunication Services (1.7%)
China Netcom Group Corp Hong Kong, Ltd.	643,500	1,753,743
Electric Utilities (1.5%)
Cheung Kong Infrastructure Holdings, Ltd.	383,000	1,620,956
Independent Power Producers & Energy Traders (1.0%)
China Resources Power Holdings Co.	432,000	1,052,679
Investment Company (1.9%) iShares Asia Trust — iShares FTSE/Xinhua A50 China Tracker (exchange traded fund) (a)	1,050,800	1,940,623
Leisure Equipment & Products (1.0%)
Li Ning Co., Ltd.	453,500	1,046,908
Multiline Retail (0.4%)
Lifestyle International Holdings, Ltd.	317,000	445,583
Oil, Gas & Consumable Fuels (3.6%)
CNOOC, Ltd.	2,192,000	3,772,694

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   9

INVESTMENT PORTFOLIO
AT JUNE 30, 2008 (Unaudited) (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Real Estate Management & Development (10.3%)
Cheung Kong Holdings, Ltd.	324,000	4,367,232
Great Eagle Holdings, Ltd.	171,000	504,409
Hang Lung Properties, Ltd.	438,000	1,404,341
Kerry Properties, Ltd.	252,800	1,327,668
Sun Hung Kai Properties, Ltd.	138,000	1,872,507
Wharf Holdings, Ltd.	303,000	1,268,774
		10,744,931
Specialty Retail (1.3%)
Esprit Holdings, Ltd.	133,200	1,383,719
Wireless Telecommunication Services (8.7%)
China Mobile, Ltd.	615,500	8,272,711
Hutchison Telecommunications International, Ltd. (a)	581,000	824,119
		9,096,830
TOTAL HONG KONG		39,063,565
TAIWAN (32.1%)
Chemicals (2.1%)
Formosa Plastics Corp.	566,000	1,364,979
Taiwan Fertilizer Co., Ltd.	213,000	799,987
		2,164,966
Commercial Banks (4.7%)
Chinatrust Financial Holding Co., Ltd. (a)	3,155,000	3,045,547
First Financial Holding Co., Ltd.	1,720,000	1,886,996
		4,932,543
Computers & Peripherals (3.1%)
Acer, Inc.	739,000	1,455,942
High Tech Computer Corp.	59,000	1,321,780
Wistron Corp.	340,000	486,146
		3,263,868
Construction Materials (0.9%)
Asia Cement Corp.	632,760	948,525
Diversified Telecommunication Services (2.4%)
Chunghwa Telecom Co., Ltd.	955,000	2,469,855
Electronic Equipment & Instruments (6.7%)
AU Optronics Corp.	1,551,000	2,437,410
Chroma ATE, Inc.	383,000	801,255
Electronic Equipment & Instruments — continued
Hon Hai Precision Industry Co., Ltd.	650,740	3,205,141
Tripod Technology Corp.	233,000	582,634
		7,026,440
Insurance (2.8%)
Cathay Financial Holding Co., Ltd.	1,335,000	2,902,843
Machinery (0.1%)
Shin Zu Shing Co., Ltd.	17,000	89,892
Real Estate Management & Development (0.5%)
Ruentex Development Co., Ltd.	667,000	517,506
Semiconductors & Semiconductor Equipment (8.8%)
MediaTek, Inc.	142,000	1,637,400
Powertech Technology, Inc.	243,000	852,617
Siliconware Precision Industries Co.	604,000	890,489
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	2,714,538	5,813,098
		9,193,604
TOTAL TAIWAN		33,510,042
TOTAL INVESTMENTS (99.1% of Net Assets) (Cost $108,513,140)		103,649,160
Assets in Excess of Other Liabilities (0.9% of Net Assets)		976,394
NET ASSETS (100.0%)		104,625,554
As of June 30, 2008, aggregate cost for Federal income tax purposes was $108,513,140. The aggregate unrealized gain for all securities is as follows:
Excess of market value over cost		5,094,226
Excess of cost over market value		(9,958,206)
Net unrealized loss		(4,863,980)

NOTES TO INVESTMENT PORTFOLIO:

ADRAmerican Depository Receipt

(a)	Non-income producing security.

B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.

H	Chinese security traded on Hong Kong Stock Exchange.

††	At fair value as determined under the supervision of Board of Directors.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10   JF CHINA REGION FUND, INC.        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2008 (Unaudited)

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $108,513,140)	103,649,160
Cash (including foreign currencies with a cost of $228,525 and value of $228,701)	236,949
Receivable for securities sold	1,207,602
Dividends receivable	203,566
Prepaid expenses	41,170
Total Assets	105,338,447

LIABILITIES:
Payables
Payable for securities purchased	439,042
Accrued liabilities
Investment advisory fees	123,766
Administration fees	48,914
Custodian and accounting fees	4,937
Directors’ fees	74,032
Other	22,202
Total Liabilities	712,893
Net Assets	104,625,554
Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 4,585,160 shares issued and outstanding)	45,852
Paid-in capital	83,945,330
Undistributed (distribution in excess of) net investment income	(2,875,748)
Accumulated realized gain on investments and foreign currency transactions	28,371,686
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	(4,861,566)
Net Assets	104,625,554
Net Asset Value Per Share ($104,625,554 ÷ 4,585,160)	22.82

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   11

STATEMENT OF OPERATIONS
JUNE 30, 2008 (Unaudited)

(in US$)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $0)	904,741
Interest	27,479
Total Investment Income	932,220

EXPENSES:
Investment advisory fees	581,868
Directors’ fees and expenses	124,122
Custodian and accounting fees	103,421
Administration fees	75,534
Insurance fees	28,512
Shareholder service fees	21,090
Shareholder report fees	23,758
Professional fees	104,972
NYSE listing fee	12,467
Total Expenses	1,075,744
Net Investment Loss	(143,524)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain
Investments in non-affiliates	4,856,532
Investments in affiliates	1,986,383
Foreign currency transactions	169,945
Net realized gain	7,012,860
Net change in unrealized appreciation (depreciation)
Investments in non-affiliates	(38,262,671)
Investments in affiliates	(2,615,459)
Foreign currency translations	1,827
Change in net unrealized depreciation	(40,876,303)
Net realized and unrealized loss on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(33,863,443)
Net Decrease in net assets resulting from operations	(34,006,967)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12   JF CHINA REGION FUND, INC.        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Six Months Ended June 30, 2008 (Unaudited) (in US$)	Year Ended December 31, 2007 (in US$)
INCREASE (DECREASE) IN NET ASSETS:
Operations
Net investment (loss) income	(143,524)	502,668
Net realized gain on investment transactions	7,012,860	47,940,664
Net change in unrealized (depreciation) appreciation on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(40,876,303)	9,536,774
Net (decrease) increase in net assets resulting from operations	(34,006,967)	57,980,106

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income (loss)	—	(5,730,716)
Net realized gains (loss)	—	(18,240,775)
Total distributions to stockholders	—	(23,971,491)
Total (decrease) increase in net assets	(34,006,967)	34,008,615

NET ASSETS:
Beginning of period	138,632,521	104,623,906
End of period (including distributions in excess of net investment income of $(2,875,748) and $(2,732,224), respectively)	104,625,554	138,632,521

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	For the Six Months Ended June 30, 2008 (Unaudited) (in US$)		For the Year Ended December 31, 2007 (in US$)	For the Year Ended December 31, 2006 (in US$)	For the Year Ended December 31, 2005 (in US$)	For the Year Ended December 31, 2004 (in US$)	For the Year Ended December 31, 2003 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	30.24		22.82	16.04	14.06	13.93	7.47
Net investment (loss) income	(0.03)		0.11	0.07	0.13	0.04	(0.02)
Net realized and unrealized (loss) gain	(7.39)		12.54	6.80	1.91	0.09	6.48
Total from investment operations	(7.42)		12.65	6.87	2.04	0.13	6.46
Dividends from net investment income	—		(1.25)	(0.09)	(0.06)	—	—
Distributions from net realized gains	—		(3.98)	—	—	—	—
Total dividends	—		(5.23)	(0.09)	(0.06)	—	—
Dilutive effect of shares repurchased	—		—	—	—	—	—*
Net asset value, end of period	22.82		30.24	22.82	16.04	14.06	13.93
Market value, end of period	19.85		25.47	22.80	13.71	12.80	18.08
Total Investment Return
Per share market value**	(22.1%)		35.0%	67.1%	7.6%	(29.2%)	178.2%
Per share net asset value***	(24.5%)		54.3%	43.0%	14.5%	0.9%	86.5%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	104,625,554		138,632,521	104,623,906	73,558,649	64,487,971	63,882,635
Ratios of total expenses to average net assets	1.84%		1.54%	1.95%	2.08%	2.22%	2.54%
Ratios of net investment (loss) income to average net assets	(0.25%)		0.39%	0.36%	0.90%	0.31%	(0.19%)
Portfolio turnover rate	128.2	%****	118.8%	192.4%	121.8%	168.6%	162.5%
Number of shares outstanding at end of period (in thousands)	4,585		4,585	4,585	4,585	4,585	4,585

*	Less than $0.01 per share.

**	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

***	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested using the net asset value of the ex-date of the dividend.

****	Annualized for periods less than one year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14   JF CHINA REGION FUND, INC.        JUNE 30, 2008

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008 (Unaudited)

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i)  Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the exchange rate in effect on the valuation date. Investments in open end mutual funds are valued at current day’s closing net asset value per share.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$103,649,160	$ —
Level 2	—	—
Level 3	—	—
Total	$103,649,160	$ —

*	Other financial instruments include futures, forwards and swap contracts.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   15

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008 (Unaudited) (continued)

ii)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii)  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

iv)  Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with GAAP.

v)  Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi)  Transactions with Affiliates — The Fund invests in other funds advised by JF International Management Inc. or its affiliates in compliance with to Section 12(d)(1)(A) under the 1940 Act.

An affiliated issuer may be considered one which is under common control with a Fund. For the purposes of the report, the Fund assumes the following to be an affiliated issuer:

	Value at	Purchase	Sales	Realized	Shares at	Value at
Affiliate	December 31, 2007	Cost	Proceeds	Gain/(Loss)	June 30, 2008	June 30, 2008
JF China Pioneer A-Share Fund	$4,631,588	$0	$4,002,511	$1,986,383	0	$0

vii)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

16   JF CHINA REGION FUND, INC.        JUNE 30, 2008

3. Investment Transactions

The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund’s Prospectus.

During the six months ended June 30, 2008, the Fund made purchases of $75,542,608 and sales of $75,081,158 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i)  — JF International Management Inc. (the Investment ‘Adviser’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Adviser or its affiliates charges a management fee are excluded from the calculation.

ii)  — During the six months ended June 30, 2008, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii)  Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Investor Services, Co. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $25,000. In addition, the Fund pays an annual administration fee of $87,500 in respect of tax, compliance, financial reporting and regulatory services.

JPMorgan Chase Bank N.A. (‘JPMCB’), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian.

iv)  Directors — With effect from April 1, 2008, the Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof, an annual fee of $22,000, the Audit Committee Chairman $26,000 and the Chairman $32,000 plus a $3,000 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

Prior to April 1, 2008, The Fund paid each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof an annual fee of $21,000 and the Chairman $30,000 plus $2,000 attendance fee for each Board meeting, $1,500 for each Management Engagement Committee meeting and $1,750 for each Audit Committee meeting attended.

5. Capital Share Transactions

On September 5, 2007, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i)  Share Repurchase Program — The Fund was authorized to repurchase up to 458,516 shares (10% of its issued and outstanding shares) in the open market through September 3, 2008. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the six months ended June 30, 2008 and the year ended December 31, 2007, the Fund did not repurchase any shares under the share repurchase program.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   17

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008 (Unaudited) (continued)

6. Risks and Uncertainties

i)  China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or has a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At June 30, 2008, the Fund had 30.0%, 37.7%, and 32.3% of its total investments invested in China, Hong Kong, and Taiwan, respectively.

ii)  Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii)  Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.

The tax character of distributions paid for the year ended December 31, 2007 was $12,988,245 from ordinary income and $10,983,246 from realized capital gains. Distributions deemed to be from PFICs are reflected in dividends from net investment income.

The tax character of distributions paid for the year ended December 31, 2006 was $419,175 ordinary income.

At December 31, 2007, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax Basis Ordinary Income	$6,652,182
Tax Basis Long-Term Capital Gain	14,871,886
Tax Unrealized Appreciation on Investments and Foreign Currencies	33,262,897
Other Cumulative Temporary Differences	(145,626)
Net Assets (Excluding Paid-In Capital)	$54,641,339

The cumulative timing differences primarily consist of wash sales, PFIC mark to market and post-October loss deferrals.

During the year ended December 31, 2007, the Fund utilized capital loss carryforwards in the amount of $5,739,705.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post October capital losses of $128,992 and post October currency losses of $16,634.

During the year ended December 31, 2007, the Fund reclassified $2,171,771 to undistributed net investment income from accumulated realized gains on investments as a result of permanent book and tax differences relating to realized foreign currency gains or losses and PFIC gains and losses. Net assets were not affected by the reclassifications.

18   JF CHINA REGION FUND, INC.        JUNE 30, 2008

8. Recent Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   19

RESULTS OF THE ANNUAL STOCKHOLDERS’ MEETING

The Fund held its annual stockholders’ meeting on May 8, 2008. At this meeting, stockholders re-elected the following nominee to the Fund’s Board of Directors.

I) Election of Directors

Nominee	Votes For	Votes Withheld	Non-Voting Shares	Total Voting Shares
Julian M.I. Reid	3,457,372	145,271	937,780	4,585,160

OTHER INFORMATION

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, on the Fund’s website at http://www.jfchinaregion.com or on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, on the Fund’s website at http://www.jfchinaregion.com or on the Commission’s website at http://www.sec.gov.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of May 28, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

20   JF CHINA REGION FUND, INC.        JUNE 30, 2008

FUND MANAGEMENT
(Unaudited)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/Directorships Held by Director
Independent Directors
The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Director	Three year term ends in 2009; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chief Executive Officer of Cromer Associates Limited (family business). Director of Schroder Asia Pacific Fund Limited (financial), Business Link Somerset Limited (financial services), Cambridge Asia Investments Limited (financials), Pedder Street Asia Absolute Return Fund Limited (financial); Chairman of Japan High Yield Property Fund Limited (financial), China IPO Group Limited (financial) and Western Provident Association (insurance).	1	See Principal Occupation.
Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Director	Three year term ends in 2010; Director since 1994.	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels), Octopus Cards Limited (financial services) and China Central Properties Limited (property).	1	See Principal Occupation.
Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Director	Three year term ends in 2011; Director since 1998.	Chief Executive Officer of 3a Asset Management Limited (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of Prosperity Voskhod Fund (financial); Director of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	Director and Chairman of The Korea Fund, Inc.

*	The Fund is the only fund in the Fund Complex.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   21

FUND MANAGEMENT
(Unaudited) (continued)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors
Simon J. Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom President	Since 2003**	President of the Fund; Managing Director, JPMorgan Asset Management.
Michael J. James (May 11, 1967) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Treasurer	Since 2006**	Treasurer of the Fund; Vice President, JPMorgan Asset Management.
Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Associate, JPMorgan Asset Management since September 2005.

**	The officers of the Fund serve at the discretion of the Board.

22   JF CHINA REGION FUND, INC.        JUNE 30, 2008

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A. P. O. Box 43010 Providence, RI 02940-3010 USA Telephone No.: 800-426-5523 (toll-free) www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

JUNE 30, 2008        JF CHINA REGION FUND, INC.   23

DIRECTORS AND ADMINISTRATION
(Unaudited)

Officers and Directors	The Rt. Hon. The Earl of Cromer —
Director and Chairman of the Board
Alexander R. Hamilton — Director
Julian M. I. Reid — Director
Simon J. Crinage — President
Michael J. James — Treasurer
Christopher D. Legg — Secretary*

Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	J.P. Morgan Investor Services, Co. 73 Tremont Street, 11th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 73 Tremont Street, 11th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Cleary Gottlieb Steen & Hamilton LLP New York: 1 Liberty Plaza New York, New York 10006 U.S.A.
Hong Kong: Bank of China Tower 1 Garden Road Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

*	Christopher D. Legg replaced Philip Jones as Fund Secretary effective March 6, 2008.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

24   JF CHINA REGION FUND, INC.        JUNE 30, 2008

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This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.

ITEM 2. CODE OF ETHICS.

(a) The JF China Region Fund, Inc. has adopted a code of ethics that applies its officers, directors and employees.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from any provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While the Fund believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Fund incorporates by reference the information disclosed under the caption “Independent Registered Public Accounting Firm” from its definitive proxy statement that will be filed with the Commission no later than 120 days after the end of the fiscal year covered by this report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Fund has a separately designated audit committee consisting of all the independent directors of the Fund. The members of the audit committee are: The Rt. Hon. The Earl of Cromer, Alexander R. Hamilton and Julian M.I. Reid.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to a semi-annual report.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a) (1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11. CONTROLS AND PROCEDURES.

The Fund's principal executive and principal financial officers have concluded that the Fund’s disclosure controls and are effective, as of June 30, 2008, based on their evaluation of these controls and procedures.

There were no changes in the Fund's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is incorporated by reference from EX-99.CODE ETH to the Fund's N-CSR, filed with the Commission on March 10, 2006.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/_____________________________

Simon Crinage

President and Principal Executive Officer

September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

Simon Crinage

President and Principal Executive Officer

September 5, 2008

By:	/s/____________________________

Michael J. James

Treasurer and Principal Financial Officer

September 5, 2008